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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report   (Date of earliest event reported) November 13, 1997


                          ACME METALS INCORPORATED
      ----------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


      Delaware                        1-14378                  36-3802419
---------------------------    -----------------------      -----------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of Incorporation)                                           Identification
                                                            Number)


13500 South Perry Avenue, Riverdale, Illinois                      60827-1182
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(Address of principal executive offices)                           (Zip Code)






Registrant's telephone number, including area code          708-849-2500
                                                  -----------------------------

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(Former name or former address, if changed since last report)




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Item 5.  Other Events.

The following exhibit accompanies this Current Report on Form 8-K:


               Exhibit No.               Description
               -----------               -----------

               20.1                      Press release issued
                                         on November 12, 1997




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ACME METALS INCORPORATED


Date:  November 13, 1997          By:  /s/ Jerry F. Williams
                                      -------------------------------------
                                      Vice President-Finance and Administration
                                      and Chief Financial Officer


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